-----------------------------
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                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

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                                                   hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number    811-04963
                                   -----------------------------------


                                The Berwyn Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   1189 Lancaster Avenue         Berwyn, Pennsylvania                19312
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip code)


                                  Kevin M. Ryan


The Killen Group, Inc.    1189 Lancaster Avenue    Berwyn, Pennsylvania 19312
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (610) 296-7222
                                                     ----------------------


Date of fiscal year end:        December 31, 2005
                          ------------------------------------


Date of reporting period:       June 30, 2005
                          ------------------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------


                                THE BERWYN FUNDS           [GRAPHIC OMITTED]


                               BERWYN FUND SERIES
                           BERWYN INCOME FUND SERIES
                         BERWYN CORNERSTONE FUND SERIES





         Shareholder Services                                       no load
         Ultimus Fund Solutions, LLC                           mutual funds
         P.O. Box 46707
         Cincinnati, OH 45246-0707
         1-800-992-6757


--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2005
                                  (UNAUDITED)

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================

                                                                         PAGE
                                                                        ------

President's Letter ...................................................      3
Berwyn Fund Portfolio Manager's Letter ...............................      4
  Average Annual Total Returns and Growth of a $10,000 Investment ....    5-6
Berwyn Income Fund Portfolio Manager's Letter ........................      7
  Average Annual Total Returns and Growth of a $10,000 Investment ....   8-10
Berwyn Cornerstone Fund Portfolio Manager's Letter ...................     11
  Average Annual Total Returns and Growth of a $10,000 Investment ....  12-13
Statements of Assets and Liabilities .................................     14
Statements of Operations .............................................     15
Statements of Changes In Net Assets ..................................     16
Financial Highlights - Berwyn Fund ...................................     17
Financial Highlights - Berwyn Income Fund ............................     18
Financial Highlights - Berwyn Cornerstone Fund .......................     19
Schedule of Investments - Berwyn Fund ................................  20-22
Schedule of Investments - Berwyn Income Fund .........................  23-28
Schedule of Investments - Berwyn Cornerstone Fund ....................  29-30
Notes to Financial Statements ........................................  31-34
About Your Funds' Expenses ...........................................  35-36
Other Information ....................................................     37
Approval of Advisory Agreements ......................................     38

THE BERWYN FUNDS
================================================================================

                            2005 SEMI-ANNUAL REPORT

                                THE BERWYN FUNDS

                           LETTER FROM THE PRESIDENT

July 22, 2005

Dear Shareholder:

Investors faced a confusing and difficult environment during the first half of this year as the economic expansion weakened, but then appeared to regain momentum as the second quarter came to a close. Except for the small and mid-cap indices, the major stock indices registered losses in the six-month period. Fortunately, interest rates have remained low this year and have provided stability for fixed income investors and a stimulus to the economy.

Both of our equity funds, Berwyn Fund (BF) and Berwyn Cornerstone Fund (BCF), outperformed their benchmark indices with modest total returns of 2.69 percent and 4.09 percent, respectively. Berwyn Income Fund (BIF), up 0.35 percent for the six-month period, underperformed its reference indices, but continued to provide a reliable stream of dividends to income starved investors.

In our opinion, today's investment environment, characterized by high bond prices (low interest rates) and high commodity, real estate and stock prices, can only be explained by global economic and financial considerations. Apparently, the savings rate has become very high in many foreign countries, thereby keeping interest rates low as this money searches for fixed income investments. In turn, low global interest rates have resulted in high prices for virtually all asset classes. In addition, domestically, corporate America has built up a hoard of cash and, in many cases, used a portion of that money to repurchase shares.

As a result, the job of finding solid, undervalued securities investments has become more challenging. However, we believe The Killen Group, advisor to your Funds, has the experience to guide us safely through this period and beyond.

In the first half of this year, we successfully transitioned the responsibilities of fund pricing, administration and asset custody to Ultimus Fund Solutions and U.S. Bank, both Cincinnati based companies. We believe this change has, and will continue to result in, a higher quality of service to our shareholders. Your feedback on this change would be appreciated. Both Ultimus and the management of The Berwyn Funds are committed to providing our shareholders with service that is unsurpassed.

As a final note, I would like you to know that The Killen Group has hired Damien Williams as an additional member to its research team. Damien came aboard in March and has quickly become a significant contributor to the organization.

Thank you for your continued support and confidence in The Berwyn Funds.

Sincerely,

/s/ Robert E. Killen

Robert E. Killen
President

THE BERWYN FUNDS
================================================================================

                            2005 SEMI-ANNUAL REPORT

                                  BERWYN FUND

July 22, 2005

Dear Berwyn Fund Shareholder:

Berwyn Fund's (BF) net asset value rose 2.69 percent on a total return basis during the first half of 2005 compared to a gain of 8.39 percent in the corresponding 2004 period. However, BF's return compared favorably with a loss of 1.25 percent on a total return basis for the Russell 2000 Index, our performance benchmark.

In general, the first six months of 2005 was a difficult period for the equity markets. The Dow Jones Industrial Average, S&P 500 and NASDAQ Index registered total return declines of 3.65 percent, 0.81 percent and 5.45 percent, respectively. The cyclical bull market, which began in March 2003, continues to show signs of aging as these negative returns were also accompanied by fewer 52-week new highs and weakening market breadth. Although the Russell 2000 slightly underperformed the S&P 500, the five-year trend in which small-cap stocks have outperformed large-cap stocks remains intact.

Our six month performance was powered by two energy stocks which have been in the portfolio for a number of years, Frontier Oil (+120%) and Southwestern Energy (+85.4%). Other important contributors were Lifepoint Hospitals (+45.2%), COHU Inc (+28.5%) and Drew Industries (+25.5%). The worst performers in the Fund for the period were Westmoreland Coal Company (-32.4%) and LaBranche (-29.7%).

Two new companies were added to the portfolio, the previously mentioned COHU, a manufacturer of test equipment for the semiconductor industry and United Online, a low-cost Internet access provider. One company, Barnes, was eliminated from the portfolio during the first quarter and our entire position in Terex was sold in the second quarter.

In the past year it has been our belief that the financial markets are fairly priced and few deep discount opportunities are available to value investors. This condition has made the job of developing new ideas for BF's portfolio challenging, as we are committed to deploying its assets in a prudent manner. Fortunately, we have been able to achieve above average returns and keep the Fund nearly fully invested by allowing our "winners" to fully appreciate and by being very selective with regard to new additions. This has resulted in a low portfolio turnover, which is also helpful in keeping expenses low.

The contrarian nature of BF is exemplified by the fact that our recent major gainers have been concentrated in the energy industry, a sector that we invested in a number of years ago. However, our recent purchases, which include COHU, Neoware and United Online, are in the high technology sector, which has been relatively out-of-favor with investors. Although we continue to have a significant exposure to energy, it is more likely to be reduced than to grow in the near-term.

At the end of 2004, BF had $114.9 million in assets, more than twice the assets held at year-end 2003. However, in the first half of 2005 assets declined to a low point of approximately $77.6 million in mid-May as asset allocators apparently decided to sell. From that point forward, our Fund has had a steady period of net share purchases and assets had grown to $87.5 million on June 30th. At mid-year, the number of stocks in the portfolio was 38 with an average market capitalization of $788 million compared to 38 positions and a $747 million market capitalization at year-end. Southwestern Energy had the largest market capitalization, $3.43 billion and Patrick Industries had the smallest market capitalization, $45.9 million.

The following graph illustrates BF's performance and that of the Russell 2000, its reference index, over the past 10 years. Although BF lagged the Russell 2000 during the late 1990's boom in Internet and high technology stocks, it has since outperformed the Index. Over the 10-year period BF has delivered a superior performance as compared to the Index.

Your management team is mindful of its responsibility to its shareholders and is appreciative of your support.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 06/30/05 (AVERAGE ANNUAL TOTAL RETURNS)

                            One Year         Five Years       Ten Years
                            --------         ----------       ---------
     Berwyn Fund             16.37%            20.88%           10.31%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN FUND SERIES ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND
COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FORM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.


                                      COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                                               IN BERWYN FUND AND RUSSELL 2000 INDEX

                                                           [GRAPHIC OMITTED]

              June 1995  June 1996 June 1997  June 1998  June 1999  June 2000 June 2001 June 2002  June 2003  June 2004  June 2005
              --------------------------------------------------------------------------------------------------------------------
Berwyn Fund    $10,000    $11,332   $13,338    $15,115    $12,321    $10,331    $14,573   $16,906    $16,252    $22,916    $26,666
Russell 2000    10,000     12,389    14,411     16,740     17,042     19,484     19,595    17,910     17,617     23,494     25,714

Past performance is not predictive of future performance.

                                  BERWYN FUND
                           TOTAL INVESTMENTS AND CASH
                           JUNE 30, 2005 (UNAUDITED)

                                            Materials - 5.4%
                                            Industrials - 19.2%
                                            Consumer Discretionary - 16.9%
                                            Consumer Staples - 2.6%
         [GRAPHIC OMITTED]                  Energy - 12.9%
                                            Financials - 5.8%
                                            Health Care - 8.9%
                                            Information Technology - 17.8%
                                            Utilities - 2.4%
                                            Short-Term Investments - 8.1%

THE BERWYN FUNDS
================================================================================

                            2005 SEMI-ANNUAL REPORT

                               BERWYN INCOME FUND

July 22, 2005

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of Berwyn Income Fund during the second quarter of 2005 was 2.47 percent and for the first six months of the year 0.35 percent. For the six month period, net asset value per share declined from $12.13 on December 31, 2004 to $11.92 on June 30, 2005. BIF paid two quarterly dividends totaling $0.25 per share from net investment income versus $0.28 paid in the first half of 2004. The lower dividend amount reflects the low level of market interest rates and our efforts to moderate the interest rate sensitivity of the portfolio in a volatile environment.

Given the  Fund's  objective  to  generate  income  for its  shareholders  while preserving capital, nearly two-thirds of BIF's portfolio was invested in corporate bonds. The overall sector breakdown at the end of the first half was:
58.1 percent corporate bonds, 23.8 percent dividend-paying common stocks, 6.2 percent short-term investments, 4.2 percent US Treasury bonds, 3.8 percent convertible bonds, 2.6 percent mutual funds and 1.3 percent preferred stocks.

The Federal Reserve Board (FRB) repeatedly raised short-term interest rates during the first six months of the year. Coupled with soaring energy prices, these rate increases created concern that the economic expansion had hit a "soft patch." Investors therefore favored the purchase of investment-grade bonds over securities with greater credit risk such as high yield bonds. High yield bonds declined sharply but then rallied late in the second quarter as fears over the economy receded. Overall, credit yield spreads widened slightly during the six month period. After lagging its reference indices early in the year, BIF rebounded during the second quarter.

Below are shown the total returns for BIF versus its reference indices: *

--------------------------------------------------------------------------------

                          QUARTER ENDING  SIX MONTHS ENDING    YEAR ENDING
                             06/30/05          06/30/05          06/30/05
                          --------------  -----------------   --------------
    BIF                       2.47%             0.35%             7.56%
    BIG                       3.13%             2.61%             7.00%
    HYC                       2.86%             1.24%            12.38%
   LIFI                       2.23%             0.87%             7.34%
--------------------------------------------------------------------------------

* Citigroup Broad Investment-Grade Bond Index (BIG), Citigroup High Yield Composite Index (HYC), Lipper Income Fund Index (LIFI)

The strong  performance of high quality bonds is shown by BIG which  appreciated
3.13 percent during the most recent quarter. BIG consists largely of government and agency bonds. High yield bonds, which have been outstanding performers over the past couple of years, closed the half with a small gain after a sharp correction during March and April. The performance of common stocks was mixed with some sectors finishing the first half with gains and others with significant losses. LIFI is our only reference index with an equity component.

Over the past few years the Federal Reserve Board (FRB) has tried to steer a course that would keep the economy in a gradual expansion with low inflation. In June of 2004 a policy of "measured" increases in the benchmark interest rate was initiated. Since that time, sentiment in the market place has swung back and forth over the effectiveness of FRB policy. Last year, concerns over inflation prevailed. This year, inflationary concerns were replaced with fears of economic weakness, heightened when General Motors revised its profit outlook in March. Since that time signs of economic stability have brought back confidence to the market place as demonstrated by the rallies in high yield bonds and small cap stocks.

Against this backdrop we continue to exercise our strategy of buying corporate bonds with significant yield spreads to Treasury bonds. With low inflation, the real rates of return on corporate bonds remain attractive. Some of our recent purchases include convertible bonds purchased at prices supported by attractive yields. Examples of these include the convertible bonds of IVAX Corp. and Photronics Inc. IVAX, based in Miami, manufactures branded and generic drugs. Photronics, based in Brookfield, Connecticut, makes photomasks used in the fabrication of integrated circuits. Both of these companies have the potential to improve their credit profiles in coming months.

In summary, your Fund retains its historical characteristics of providing a diversified portfolio of income-producing securities with a dependable stream of dividend income to its shareholders. As a consequence of the volatility in the bond market over the past two years, we have lowered risk by moving to higher quality securities and shorter maturities. This has placed us in a good position to take advantage of market opportunities as they develop.

Thank you for your continued confidence in BIF.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.
--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 06/30/05 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year        Five Years     Ten Years
                                --------        ----------     ---------
    Berwyn Income Fund            7.56%           10.45%         8.32%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN INCOME FUND SERIES ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BIF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BIF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FORM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.



                                     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                                       BERWYN INCOME FUND, CITIGROUP HIGH YIELD COMPOSITE INDEX
                                               AND CITIGROUP BROAD INVESTMENT GRADE INDEX



                                                            [GRAPHIC OMITTED]

                       June 1995 June 1996 June 1997 June 1998 June 1999 June 2000 June 2001 June 2002 June 2003 June 2004 June 2005
                       -------------------------------------------------------------------------------------------------------------
Berwyn Income Fund (BIF)  $10,000  $11,449   $12,972   $14,122  $13,566   $13,525   $15,591   $17,146   $19,300   $20,673   $22,235
Citigroup Broad Investment
 Grade Index (BIG)        $10,000  $10,496   $11,354   $12,556  $12,948   $13,531   $15,055   $16,333   $18,053   $18,121   $19,390
Citigroup High Yield
 Composite Index (HYC)    $10,000  $10,974   $12,690   $14,384  $14,438   $14,172   $13,646   $12,732   $16,340   $17,808   $20,012

Past performance is not predictive of future performance.

                                    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                                           BERWYN INCOME FUND AND LIPPER INCOME FUND INDEX



                                                           [GRAPHIC OMITTED]


                       June 1995 June 1996 June 1997 June 1998 June 1999 June 2000 June 2001 June 2002 June 2003 June 2004 June 2005
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Berwyn Income Fund (BIF)$10,000   $11,449   $12,972   $14,122   $13,566   $13,525   $15,591   $17,146   $19,300    $20,673  $22,235
Lipper Income Fund
 Index (LII)             10,000    11,437    13,360    15,471    16,336    16,823    17,532    17,044    18,125     19,687   21,132

Past performance is not predictive of future performance.

                               BERWYN INCOME FUND
                           TOTAL INVESTMENTS AND CASH
                           JUNE 30, 2005 (UNAUDITED)

                                            Corporate Bonds - 58.1%
                                            Common Stocks - 23.8%
                                            Preferred Stocks - 1.3%
          [GRAPHIC OMITTED]                 Convertible Bonds - 3.8%
                                            Mutual Funds - 2.6%
                                            Government Debt - 4.2%
                                            Short-term Investments - 6.2%

THE BERWYN FUNDS
================================================================================

                            2005 SEMI-ANNUAL REPORT

                            BERWYN CORNERSTONE FUND

July 22, 2005

Dear Berwyn Cornerstone Fund Shareholder:

During the second quarter of 2005 Berwyn Cornerstone Fund (BCF) increased 2.95 percent on a total return basis. This compares with a gain of 1.37 percent for the S&P 500 and 4.26 percent for the S&P MidCap 400. For the first six months of the year, BCF increased 4.09 percent on a total return basis compared to a loss of 0.81 percent for the S&P 500 and a gain of 3.85 percent for the S&P MidCap 400 Index.

The investment climate in the first half of 2005 was a mixture of both strength and weakness as the stock market struggled to find a clear trend. Strength was present in the energy and housing sectors, while weakness prevailed in the materials and industrial sectors. Overall, the economy performed well and corporate profit growth was more than acceptable. Positive news caused minor rallies in the market, but the rallies could not be sustained. We believe that the principal reason that the market is having trouble following through to the upside relates to valuation levels.

As stock valuations move higher, stocks become more vulnerable to competition from other asset classes and to company specific news that lead investors to believe profit expectations are too high. The most obvious example we have seen of this in 2005 is energy prices. Oil prices were on everyone's minds during the first half of 2005 as they climbed above $60.00 per barrel. The stock market suffered each time oil prices climbed. This was due to the perception that rising oil prices reduce corporate profits as rising raw materials costs place pressure on profit margins. Investors also became concerned that higher oil prices could lead to higher inflation and interest rates, hereby hindering GDP and corporate earnings growth. In total, reasonable to high stock valuations, plus the negative effects of high energy prices, mitigated the positive economic and corporate profit news, resulting in a stock market trading in a narrow range.

The best performing stocks in the fund during the first six months of the year included Saks Incorporated (SKS), which increased 30.74 percent, and Noble Energy (NBL), up 22.89 percent. Saks is a retailer that is in the process of selling off certain underperforming businesses. Rumors surrounding which businesses Saks might sell and how much it may receive from potential buyers fueled its price rise. Energy stocks as a sector performed well in the first half and Noble Energy benefited from this trend. Noble's solid results were a function of the increase in oil and gas prices as well as good exploration results. Stocks that performed poorly during the first half included Qlogic
(QLGC), down 15.95 percent, and Ethan Allen Interiors (ETH), down 15.54 percent. Qlogic reported what we believe were solid first quarter results, but the market was concerned about future growth and the stock declined accordingly. We believe Qlogic's management continues to perform well and we continue to hold the stock. Ethan Allen's results have been more mixed, with the company and industry continuing to deal with soft demand for furniture. While concerned about this trend, we are maintaining our position in Ethan Allen while we closely monitor company developments.

The holdings within the portfolio changed little during the first half of 2005. Unisys (UIS) was sold as results continued to disappoint and we felt the situation was not as attractive as we had initially anticipated. Black & Decker
(BDK) began 2005 as the fund's largest holding. The company continued to report encouraging financial results in the first quarter of 2005, but we believed that the valuation of the company and the size of our position had reached a level that presented more potential risk than future reward. As a result, the stock was trimmed back during the first half of the year. TRW Automotive (TRW) was added to the fund during the second quarter. The company produces safety systems that are sold to the major auto companies. While the auto industry has been in the news recently due to the ongoing issues at GM and others, TRW has been making solid strides in improving its business and fundamental position. It appears to be an attractive situation in an industry temporarily out of favor with Wall Street. Our ongoing research efforts have uncovered several companies that we believe to be well run, but their valuations remain too high at this time to justify initiating a position. We will continue to track the progress of these companies and look for attractive entry points to purchase the stocks for BCF.

We are pleased with the Fund's performance in the first half of the year and we remain engaged in the task of finding new opportunities in the second half of 2005 that have potential for future capital appreciation. We appreciate your support as shareholders and look forward to reporting to you on our progress in the future.

Sincerely yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 06/30/05 (AVERAGE ANNUAL TOTAL RETURNS)

                               One Year           From Inception (5/01/02)
                               --------           -----------------------
Berwyn  Cornerstone  Fund       10.38%                      9.52%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN CORNERSTONE FUND SERIES ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BCF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BCF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FORM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.



                                      COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                                         IN BERWYN CORNERSTONE FUND AND RUSSELL 2000 INDEX


                                                          [GRAPHIC OMITTED]


                        April 2002  June 2002  Dec 2002  June 2003  Dec 2003  June 2004  Dec 2004  June 2005
                        ----------  ---------  --------  ---------  --------  ---------  --------  ---------
Berwyn Cornerstone Fund  $10,000      $9,660     $9,890    $10,470   $11,580    $12,080   $12,810    $13,334
S & P Mid-Cap 400         10,000       9,112      8,047      9,045    10,912     11,575    12,709     13,198


Past performance is not predictive of future performance.




                            BERWYN CORNERSTONE FUND
                           TOTAL INVESTMENTS AND CASH
                           JUNE 30, 2005 (UNAUDITED)

                                            Materials - 4.5%
                                            Industrials - 11.9%
                                            Telecommunication Services - 0.2%
                                            Consumer Discretionary - 24.1%
                                            Consumer Staples - 9.3%
         [GRAPHIC OMITTED]                  Energy - 8.0%
                                            Financials - 7.1%
                                            Health Care - 7.1%
                                            Information Technology - 7.6%
                                            Utilities - 5.7%
                                            Mutual Funds - 6.6%
                                            Short-Term Investments - 7.9%

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)
========================================================================================================
                                                                            BERWYN           BERWYN
                                                           BERWYN           INCOME        CORNERSTONE
                                                            FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------
ASSETS:
Investments in Securities:
  At Market Value (Cost $67,362,460, $230,700,288
    and $3,673,727 for Berwyn Fund, Berwyn
    Income Fund and Berwyn Cornerstone Fund,
    respectively) (Note 2) .........................   $  87,386,789    $ 237,227,567    $   4,140,790
Cash ...............................................           5,257            9,768            1,500
Receivables:
  Dividends ........................................          68,778          202,874            3,355
  Interest .........................................            --          2,398,283             --
  Fund Shares Sold .................................         159,316          201,937             --
  Investment Securities Sold .......................         217,040          448,288             --
  Receivable from Advisor ..........................            --               --             20,161
Prepaid Expenses ...................................          23,566           33,122           14,899
Other Assets .......................................          26,975           67,950             --
                                                       -------------    -------------    -------------
  TOTAL ASSETS .....................................      87,887,721      240,589,789        4,180,705
                                                       -------------    -------------    -------------

LIABILITIES
Payables:
  Investment Securities Purchased ..................          87,965          380,014             --
  Fund Shares Redeemed .............................          47,574          654,072             --
  Accrued Investment Advisory Fees (Note 4) ........          70,178           97,697             --
  Accrued Administration Fees (Note 4) .............          11,400           27,500            3,000
Other Accrued Expenses and Liabilities .............           1,746             --              7,625
                                                       -------------    -------------    -------------
    TOTAL LIABILITIES ..............................         218,863        1,159,283           10,625
                                                       -------------    -------------    -------------

NET ASSETS .........................................   $  87,668,858    $ 239,430,506    $   4,170,080
                                                       =============    =============    =============

NET ASSETS CONSIST OF:
Paid-in Capital ....................................   $  57,215,375    $ 240,227,886    $   3,671,875
Accumulated Net Investment Income (Loss) ...........         (32,581)         138,140           (6,400)
Accumulated Net Realized Gains (Losses) ............      10,461,735       (7,462,799)          37,542
Net Unrealized Appreciation on Investment Securities      20,024,329        6,527,279          467,063
                                                       -------------    -------------    -------------
NET ASSETS .........................................   $  87,668,858    $ 239,430,506    $   4,170,080
                                                       =============    =============    =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING
 (No Par Value, Unlimited Authorized) ..............       2,948,064       20,079,215          314,923
                                                       =============    =============    =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE .......   $       29.74    $       11.92    $       13.24
                                                       =============    =============    =============


MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2) ........   $       29.44    $       11.80    $       13.11
                                                       =============    =============    =============

See Accompanying Notes to Financial Statements.


14

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
========================================================================================================
                                                                            BERWYN           BERWYN
                                                           BERWYN           INCOME        CORNERSTONE
                                                            FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ........................................   $     517,997    $   1,501,808    $      26,209
  Interest .........................................            --          4,159,377              251
                                                       -------------    -------------    -------------
    Total Investment Income ........................         517,997        5,661,185           26,460
                                                       -------------    -------------    -------------

EXPENSES
  Investment Advisory Fees (Note 4) ................         456,825          556,577           16,182
  Administration Fees (Note 4) .....................          42,622           99,677           16,832
  Postage and Supplies .............................          16,849           32,631           10,557
  Professional Fees ................................          13,561           16,561           14,761
  Registration Fees ................................           8,764            8,730            4,186
  Custodian Fees ...................................           5,334           12,809            1,063
  Insurance ........................................           4,490            7,321              360
  Trustees' Fees ...................................           2,055            2,055            2,055
  Other Expense ....................................              78              290            3,206
                                                       -------------    -------------    -------------
    Total Expenses Before Reimbursement by Advisor .         550,578          736,651           69,202
    Less Expenses Waived and/or Paid by Advisor ....            --               --            (36,342)
                                                       -------------    -------------    -------------
      Net Expenses .................................         550,578          736,651           32,860
                                                       -------------    -------------    -------------

      Net Investment Income (Loss) .................         (32,581)       4,924,534           (6,400)
                                                       -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net Realized Gains from Sales
    of Investment Securities .......................      10,422,952        2,698,705           38,159
  Net Change in Net Unrealized Appreciation
   (Depreciation) on Investment Securities .........      (9,365,546)      (6,482,132)         129,303
                                                       -------------    -------------    -------------

  Net Realized and Unrealized
   Gains (Losses) on Investments ...................       1,057,406       (3,783,427)         167,462
                                                       -------------    -------------    -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ........................   $   1,024,825    $   1,141,107    $     161,062
                                                       =============    =============    =============


See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
                                                                                     BERWYN                          BERWYN
                                                          BERWYN                     INCOME                       CORNERSTONE
                                                           FUND                       FUND                            FUND
                                               -------------------------------------------------------------------------------------
                                                   SIX                         SIX                           SIX
                                                 MONTHS                       MONTHS                        MONTHS
                                                  ENDED          YEAR          ENDED        YEAR             ENDED          YEAR
                                                06/30/05         ENDED       06/30/05       ENDED          06/30/05         ENDED
                                               (UNAUDITED)      12/31/04    (UNAUDITED)    12/31/04       (UNAUDITED)     12/31/04
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
  Net Investment Income (Loss) ............... $   (32,581)   $   (51,230)  $ 4,924,534   $ 7,589,745    $    (6,400)  $    (6,341)
  Net Realized Gains from
    Sales of Investment Securities ...........  10,422,952      5,661,768     2,698,705     4,244,780         38,159        21,727
  Net Change in Net Unrealized Appreciation
   (Depreciation) on Investment Securities ...  (9,365,546)    10,733,611    (6,482,132)    1,269,704        129,303       182,949
                                               -----------    -----------   -----------   -----------    -----------   -----------
  Net Increase in Net Assets
    Resulting from Operations ................   1,024,825     16,344,149     1,141,107    13,104,229        161,062       198,335
                                               -----------    -----------   -----------   -----------    -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income .................        --             --      (4,865,431)   (7,720,514)          --            --
  From Realized Gains from Sales of Investments       --       (5,622,985)         --            --             --         (16,305)
                                               -----------    -----------   -----------   -----------    -----------   -----------
    Net Decrease in Net Assets
      Resulting from Distributions ...........        --       (5,622,985)   (4,865,431)   (7,720,514)          --         (16,305)
                                               -----------    -----------   -----------   -----------    -----------   -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold ..................  23,572,704     62,620,813    58,424,112    98,372,946      1,769,150       926,146
  Net Asset Value of Shares Issued in
    Reinvestment of Distributions
    to Shareholders ..........................        --        5,480,302     4,429,237     7,048,998           --          16,305
  Proceeds from Redemption
    Fees Collected (Note 2) ..................     182,870         67,737        23,856        77,831            297          --
  Shares Redeemed ............................ (52,039,898)   (15,745,670)  (25,336,883)  (40,653,566)       (79,550)      (47,914)
                                               -----------    -----------   -----------   -----------    -----------   -----------
    Net Increase (Decrease) in Net Assets
      from Capital Share Transactions ........ (28,284,324)    52,423,182    37,540,322    64,846,209      1,689,897       894,537
                                               -----------    -----------   -----------   -----------    -----------   -----------

    Total Increase (Decrease) in Net Assets .. (27,259,499)    63,144,346    33,815,998    70,229,924      1,850,959     1,076,567

NET ASSETS
  Beginning of Period ........................ 114,928,357     51,784,011   205,614,508   135,384,584      2,319,121     1,242,554
                                               -----------    -----------   -----------   -----------    -----------   -----------
  End of Period .............................. $87,668,858    $114,928,357  $239,430,506  $205,614,508   $ 4,170,080   $ 2,319,121
                                               ===========    ===========   ===========   ===========    ===========   ===========

ACCUMULATED NET INVESTMENT INCOME (LOSS) ..... $   (32,581)   $      --     $   138,140   $    79,037    $    (6,400)  $      --
                                               ===========    ===========   ===========   ===========    ===========   ===========

CAPITAL SHARES ISSUED AND REDEEMED
  Sold .......................................     826,436      2,279,886     4,875,709     8,283,060        138,886        77,758
  Reinvested .................................        --          188,781       374,702       594,423           --           1,283
  Redeemed ...................................  (1,846,634)      (589,761)   (2,125,570)   (3,455,146)        (6,343)       (3,987)
                                               -----------    -----------   -----------   -----------    -----------   -----------
  Net Increase from Fund Share Transactions ..  (1,020,198)     1,878,906     3,124,841     5,422,337        132,543        75,054
  Shares Outstanding, Beginning of Period ....   3,968,262      2,089,356    16,954,374    11,532,037        182,380       107,326
                                               -----------    -----------   -----------   -----------    -----------   -----------
  Shares Outstanding, End of Period ..........   2,948,064      3,968,262    20,079,215    16,954,374        314,923       182,380
                                               ===========    ===========   ===========   ===========    ===========   ===========

See Accompanying Notes to Financial Statements.

16

BERWYN FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                                  SIX
                                                 MONTHS
                                                  ENDED                                    YEARS ENDED
                                                 6/30/05    ------------------------------------------------------------------------
                                               (UNAUDITED)      12/31/04     12/31/03      12/31/02        12/31/01       12/31/00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......... $     28.96    $     24.78   $     17.23   $     20.07    $     16.52   $     16.18
                                               -----------    -----------   -----------   -----------    -----------   -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ...............       (0.01)         (0.01)        (0.03)         0.05           0.30         (0.06)
  Net Realized and Unrealized Gains
   (Losses) on Securities ....................        0.74           5.64          8.66         (1.43)          4.46          0.40
                                               -----------    -----------   -----------   -----------    -----------   -----------
    Total Income (Loss) from
      Investment Operations ..................        0.73           5.63          8.63         (1.38)          4.76          0.34
                                               -----------    -----------   -----------   -----------    -----------   -----------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .......        --             --            --           (0.06)         (0.24)         --
  Distributions from Net Realized Gains ......        --            (1.48)        (1.08)        (1.40)         (0.97)         --
                                               -----------    -----------   -----------   -----------    -----------   -----------
    Total Distributions ......................        --            (1.48)        (1.08)        (1.46)         (1.21)         --
                                               -----------    -----------   -----------   -----------    -----------   -----------

PROCEEDS FROM REDEMPTION FEES
  COLLECTED (NOTE 2) .........................        0.05           0.03          --            --             --            --
                                               -----------    -----------   -----------   -----------    -----------   -----------

NET ASSET VALUE, END OF PERIOD ............... $     29.74    $     28.96   $     24.78   $     17.23    $     20.07   $     16.52
                                               ===========    ===========   ===========   ===========    ===========   ===========

TOTAL RETURN .................................        2.69%*        22.83%        50.01%        (6.88%)        28.93%         2.10%

Ratios/Supplemental Data:
  Net Assets, End of Period (000) ............ $    87,669    $   114,928   $    51,784   $    32,279    $    43,960   $    26,947

  Ratio of Total Expenses to Average Net Assets       1.21%**        1.20%         1.41%         1.29%          1.24%         1.64%

  Ratio of Net Investment Income (Loss)
    To Average Net Assets ....................       (0.07%)**      (0.08%)       (0.13%)        0.25%          1.32%        (0.32%)

  Portfolio Turnover Rate ....................          14%**          23%           23%           32%            37%           16%


*    Not annualized

**   Annualized

See Accompanying Notes to Financial Statements.

                                                                                                                                  17

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                                  SIX
                                                 MONTHS
                                                  ENDED                                    YEARS ENDED
                                                 6/30/05    ------------------------------------------------------------------------
                                               (UNAUDITED)      12/31/04     12/31/03      12/31/02        12/31/01       12/31/00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......... $     12.13    $     11.74   $     10.64   $     10.32    $      9.76   $     10.00
                                               -----------    -----------   -----------   -----------    -----------   -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income ......................        0.25           0.51          0.57          0.62           0.74          0.83
  Net Realized and Unrealized Gains
   (Losses) on Securities ....................       (0.21)          0.40          1.12          0.33           0.60         (0.25)
                                               -----------    -----------   -----------   -----------    -----------   -----------
    Total Income from Investment Operations ..        0.04           0.91          1.69          0.95           1.34          0.58
                                               -----------    -----------   -----------   -----------    -----------   -----------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .......       (0.25)         (0.53)        (0.59)        (0.63)         (0.78)        (0.82)
                                               -----------    -----------   -----------   -----------    -----------   -----------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) ....................        0.00*          0.01          --            --             --            --
                                               -----------    -----------   -----------   -----------    -----------   -----------

NET ASSET VALUE, END OF PERIOD ............... $     11.92    $     12.13   $     11.74   $     10.64    $     10.32   $      9.76
                                               ===========    ===========   ===========   ===========    ===========   ===========

TOTAL RETURN .................................        0.35%**        7.98%        16.23%         9.38%         14.12%         6.05%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000) ............ $   239,431    $   205,615   $   135,385   $    79,146    $    48,341   $    42,010

  Ratio of Total Expenses to Average Net Assets       0.66%***       0.64%         0.67%         0.71%          0.69%         0.94%

  Ratio of Net Investment Income
    To Average Net Assets ....................        4.42%***       4.54%         5.32%         6.16%          7.91%         7.97%

  Portfolio Turnover Rate ....................          55%***         48%           54%           39%            50%           12%


*   Amount rounds to less than $0.01 per share.

**  Not annualized

*** Annualized

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================================
                                                  SIX MONTHS
                                                    ENDED          YEAR         YEAR          PERIOD
                                                   6/30/05         ENDED        ENDED          ENDED
                                                 (UNAUDITED)     12/31/04      12/31/03       12/31/02*
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $    12.72    $    11.58     $     9.89     $    10.00
                                                  ----------    ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Loss .........................        (0.02)        (0.03)         (0.05)         (0.02)**
  Net Realized and Unrealized Gains
   (Losses) on Securities .....................         0.54          1.26           1.74          (0.09)**
                                                  ----------    ----------     ----------     ----------
    Total Income (Loss) from
      Investment Operations ...................         0.52          1.23           1.69          (0.11)
                                                  ----------    ----------     ----------     ----------

LESS DISTRIBUTIONS:
  Distributions from Net Realized Gains .......           --         (0.09)            --             --
                                                  ----------    ----------     ----------     ----------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) .....................         0.00***         --             --             --
                                                  ----------    ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD ................   $    13.24    $    12.72     $    11.58     $     9.89
                                                  ==========    ==========     ==========     ==========

TOTAL RETURN ..................................      4.09%##         10.62%         17.09%         (1.10%)##

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ...................   $4,170,080    $2,319,121     $1,242,554     $  540,064

  Ratio of Total Expenses to Average Net Assets         4.19%+        5.46%         11.30%         39.09%+

  Ratio of Net Expenses to Average Net Assets .         1.99%+#       1.99%#         1.89%#         1.62%+#

  Ratio of Net Investment Loss
    to Average Net Assets .....................        (2.59%)+      (3.85%)       (10.07%)       (38.30%)+

  Ratio of Net Investment Loss
    to Average Net Assets .....................        (0.39%)+ #    (0.38%)#       (0.66%)#       (0.83%)+#

  Portfolio Turnover Rate .....................           15%+           7%            27%            18%

* Represents the period from the commencement of operations (May 1, 2002) through June 30, 2002.

** Per share data was calculated using average shares outstanding for the period

***  Amount rounds to less than $0.01 per share.

##   Not annualized

+    Annualized

# After payment of expenses by the Advisor and waiver of the investment advisory fee

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005  (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 91.6%                                   VALUE
--------------------------------------------------------------------------------
             AEROSPACE/DEFENSE -- 2.3%
    117,266  Ducommun, Inc. + ...................................  $ 1,982,968
                                                                   -----------

             AIRLINES -- 2.9%
    138,800  SkyWest, Inc. ......................................    2,523,384
                                                                   -----------

             APPLICATIONS SOFTWARE -- 2.8%
    153,786  EPIQ Systems, Inc. + ...............................    2,502,098
                                                                   -----------

             COMMERCIAL PRINTING -- 5.7%
     63,818  Courier Corp. ......................................    2,413,597
    141,500  Ennis, Inc. ........................................    2,563,980
                                                                   -----------
                  ...............................................    4,977,577
                                                                   -----------
             COMPUTERS & PERIPHERALS -- 0.7%
     38,949  Printronix, Inc. ...................................      643,437
                                                                   -----------

             COMPUTER - INTEGRATED SYSTEMS -- 8.9%
    160,300  Agilysys, Inc. .....................................    2,513,504
    104,664  Cohu, Inc. .........................................    2,094,327
    310,000  Neoware Systems, Inc. + ............................    3,174,400
                                                                   -----------
                  ...............................................    7,782,231
                                                                   -----------
             COMPUTER SERVICES -- 5.3%
    300,200  Ciber, Inc. + ......................................    2,395,596
    204,700  United Online, Inc. ................................    2,220,995
                                                                   -----------
                  ...............................................    4,616,591
                                                                   -----------
             CONSUMER PRODUCTS -- 6.4%
     85,100  Kenneth Cole Productions, Inc. .....................    2,648,312
    144,100  Russell Corp. ......................................    2,946,845
                                                                   -----------
                  ...............................................    5,595,157
                                                                   -----------
             FINANCE - BROKERAGE -- 2.5%
    355,600  LaBranche & Co., Inc. + ............................    2,240,280
                                                                   -----------

             FURNITURE MANUFACTURING -- 3.0%
    178,123  La-Z-Boy, Inc. .....................................    2,595,252
                                                                   -----------

             HEALTH CARE -- 5.3%
     44,500  LifePoint Hospitals, Inc. + ........................    2,249,475
     90,600  RehabCare Group, Inc. + ............................    2,421,738
                                                                   -----------
                  ...............................................    4,671,213
                                                                   -----------
             INSURANCE -- 2.4%
     72,036  FPIC Insurance Group, Inc. + .......................    2,098,409
                                                                   -----------

             MACHINERY MANUFACTURING -- 3.6%
    125,550  Gulf Island Fabrication, Inc. ......................    2,483,379
     50,750  Hardinge, Inc. .....................................      713,037
                                                                   -----------
                  ...............................................    3,196,416
                                                                   -----------

See Accompanying Notes to Financial Statements.
20

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 91.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             MANUFACTURED HOUSING -- 3.3%
     57,400  Drew Industries, Inc. + ............................  $ 2,605,960
     28,500  Patrick Industries, Inc. + .........................      279,300
                                                                   -----------
                  ...............................................    2,885,260
                                                                   -----------
             MEDICAL PRODUCTS & SERVICES -- 3.5%
    182,226  Quidel Corp. + .....................................      943,931
     49,460  Vital Signs, Inc. ..................................    2,127,274
                                                                   -----------
                  ...............................................    3,071,205
                                                                   -----------
             METALS & MINING -- 2.7%
    113,950  Westmoreland Coal Co. + ............................    2,345,091
                                                                   -----------

             OIL & GAS EXPLORATION & PRODUCTION -- 6.7%
    160,300  Callon Petroleum Co. + .............................    2,369,234
     74,900  Southwestern Energy Co. + ..........................    3,518,802
                                                                   -----------
                  ...............................................    5,888,036
                                                                   -----------
             OIL REFINING -- 3.3%
     98,988  Frontier Oil Corp. .................................    2,905,298
                                                                   -----------

             PRECISION INSTRUMENTS -- 4.8%
     45,870  Esterline Technologies Corp. + .....................    1,838,470
     70,899  MTS Systems Corp. ..................................    2,375,825
                                                                   -----------
                  ...............................................    4,214,295
                                                                   -----------
             REAL ESTATE INVESTMENT TRUSTS -- 0.9%
     57,600  Equity Inns, Inc. ..................................      766,080
                                                                   -----------

             RESTAURANTS -- 2.2%
     45,100  IHOP Corp. .........................................    1,956,889
                                                                   -----------

             RETAIL INDUSTRY -- 2.5%
     55,900  Blair Corp. ........................................    2,208,050
                                                                   -----------

             SPECIALTY CHEMICALS -- 5.3%
    170,000  Hercules, Inc. + ...................................    2,405,500
    109,500  Sensient Technologies Corp. ........................    2,256,795
                                                                   -----------
                  ...............................................    4,662,295
                                                                   -----------
             TRANSPORTATION -- 2.2%
     37,800  Yellow Roadway Corp. + .............................    1,919,862
                                                                   -----------

             UTILITIES -- 2.4%
    111,500  Duquesne Light Holdings, Inc. ......................    2,082,820
                                                                   -----------

             TOTAL COMMON STOCKS (Cost $60,305,865) .............  $80,330,194
                                                                   -----------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
   SHARES    SHORT-TERM INVESTMENTS -- 8.1%                           VALUE
--------------------------------------------------------------------------------
  3,528,298  First American Government Obligation Fund - Class Y   $ 3,528,298
  3,528,297  First American Prime Obligation Fund - Class Y .....    3,528,297
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS (Cost $7,056,595) .....  $ 7,056,595
                                                                   -----------

             TOTAL INVESTMENTS -- 99.7% (Cost $67,362,460).......  $87,386,789

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3% ......      282,069
                                                                   -----------

             NET ASSETS -- 100.0%................................  $87,668,858
                                                                   ===========


+ Non-income producing security.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005  (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 23.6%                                   VALUE
--------------------------------------------------------------------------------
             AUTO & AUTO PARTS -- 1.0%
     57,800  DaimlerChrysler AG .................................  $ 2,341,478
                                                                   -----------

             BANKING -- 1.1%
    192,300  First Commonwealth Financial Corp. .................    2,634,510
                                                                   -----------

             COMMERCIAL PRINTING -- 1.3%
    170,100  Ennis, Inc. ........................................    3,082,212
                                                                   -----------

             CONTAINERS & PACKAGING -- 0.1%
     11,200  Sonoco Products Co. ................................      296,800
                                                                   -----------

             DIVERSIFIED MANUFACTURING -- 0.7%
    108,561  Deswell Industries, Inc. ...........................    1,684,867
                                                                   -----------

             FINANCIAL SERVICES -- 1.0%
     66,000  JPMorgan Chase & Co. ...............................    2,331,120
                                                                   -----------

             FOOD PRODUCTS -- 2.0%
     89,500  Campbell Soup Co. ..................................    2,753,915
     56,000  H.J. Heinz Co. .....................................    1,983,520
                                                                   -----------
                  ...............................................    4,737,435
                                                                   -----------
             FOOD RETAILING -- 1.1%
     80,897  Ingles Markets, Inc. - Class A .....................    1,112,334
     36,700  Weis Markets, Inc. .................................    1,423,593
                                                                   -----------
                  ...............................................    2,535,927
                                                                   -----------
             METALS & MINING -- 0.7%
     79,949  Impala Platinum Holdings Ltd. - ADR ................    1,782,863
                                                                   -----------

             OIL & GAS EXPLORATION & PRODUCTION -- 0.8%
     35,300  Chevron Corp. ......................................    1,973,976
                                                                   -----------

             PHARMACEUTICALS -- 3.1%
     63,100  AstraZeneca PLC - ADR ..............................    2,603,506
     52,000  GlaxoSmithKline PLC - ADR ..........................    2,522,520
     83,000  Pfizer, Inc. .......................................    2,289,140
                                                                   -----------
                  ...............................................    7,415,166
                                                                   -----------
             REAL ESTATE INVESTMENT TRUSTS -- 1.5%
     53,750  Hospitality Properties Trust .......................    2,368,762
     45,400  Town & Country Trust ...............................    1,294,354
                                                                   -----------
                  ...............................................    3,663,116
                                                                   -----------
             SPECIALTY CHEMICALS -- 1.7%
    169,464  Hawkins, Inc. ......................................    2,058,988
     46,700  Lubrizol Corp. (The) ...............................    1,961,867
                                                                   -----------
                  ...............................................    4,020,855
                                                                   -----------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 23.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT-- 0.9%
    207,069  SpectraLink Corp. ..................................  $ 2,174,224
                                                                   -----------

             TELECOMMUNICATIONS SERVICES -- 1.5%
     90,900  BellSouth Corp. ....................................    2,415,213
     66,478  North Pittsburgh Systems, Inc. .....................    1,293,662
                                                                   -----------
                  ...............................................    3,708,875
                                                                   -----------
             UTILITIES -- 5.1%
     77,000  Atmos Energy Corp. .................................    2,217,600
     82,400  Cleco Corp. ........................................    1,777,368
     60,100  Great Plains Energy, Inc. ..........................    1,916,589
     56,600  Laclede Group, Inc. (The) ..........................    1,797,616
     50,235  MGE Energy, Inc. ...................................    1,821,521
     91,300  Vectren Corp. ......................................    2,623,049
                                                                   -----------
                  ...............................................   12,153,743
                                                                   -----------

             TOTAL COMMON STOCKS (Cost $51,685,732) .............  $56,537,167
                                                                   -----------

================================================================================
   SHARES    PREFERRED STOCKS -- 1.3%                                 VALUE
--------------------------------------------------------------------------------
             APPAREL -- 0.4%
     35,800  Tommy Hilfiger USA, Inc. PFD A .....................  $   920,418
                                                                   -----------

             REAL ESTATE INVESTMENT TRUSTS -- 0.6%
     17,100  Brandywine Realty Trust PFD C ......................      428,355
     21,500  Equity Inns, Inc. PFD B ............................      562,225
     21,700  Highwoods Properties, Inc. PFD B ...................      545,755
                                                                   -----------
                  ...............................................    1,536,335
                                                                   -----------
             TELECOMMUNICATIONS EQUIPMENT -- 0.3%
     28,800  Telephone & Data Systems, Inc. PFD A ...............      741,600
                                                                   -----------

             TOTAL PREFERRED STOCKS (Cost $3,151,390) ...........  $ 3,198,353
                                                                   -----------


================================================================================
   SHARES    EXCHANGE TRADED FUND -- 2.6%                             VALUE
--------------------------------------------------------------------------------
     55,800  iShares GS$ InvesTop Corporate Bond Fund
              (Cost $6,160,111) .................................  $ 6,255,180
                                                                   -----------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE     CORPORATE BONDS -- 61.3%                                 VALUE
--------------------------------------------------------------------------------
             APPAREL -- 0.3%
$   713,000  Russell Corp. 9.25% 05/01/10 .......................  $   752,215
                                                                   -----------

             AUTO & AUTOMOTIVE PARTS -- 0.4%
    988,000  Hertz Corp. 6.50% 05/15/06 .........................      988,430
                                                                   -----------

             BEVERAGES/ALCOHOL -- 1.6%
    245,000  Constellation Brands, Inc. 8.625% 08/01/06 .........      254,800
    175,000  Constellation Brands, Inc. 8.00% 02/15/08 ..........      186,375
  3,084,000  Constellation Brands, Inc. 8.125% 01/15/12 .........    3,299,880
                                                                   -----------
                  ...............................................    3,741,055
                                                                   -----------

             CHEMICALS -- 0.4%
  1,000,000  Union Carbide Corp. 6.70% 04/01/09 .................    1,042,590
                                                                   -----------

             COMPUTERS & PERIPHERALS -- 0.9%
  2,000,000  Unisys Corp. 8.125% 06/01/06 .......................    2,045,000
                                                                   -----------

             COMPUTER - INTEGRATED SYSTEMS -- 1.7%
  4,007,000  Agilysys, Inc. 9.50% 08/01/06 ......................    4,147,638
                                                                   -----------

             CONSUMER STAPLES -- 1.3%
  1,425,000  Service Corp. International 6.50% 03/15/08 .........    1,457,063
    600,000  Service Corp. International 7.70% 04/15/09 .........      642,000
    865,000  Service Corp. International 7.70% 04/15/09 .........      925,550
                                                                   -----------
                  ...............................................    3,024,613
                                                                   -----------
             CONTAINERS & PACKAGING -- 1.7%
  3,932,000  Silgan Holdings, Inc. 6.75% 11/15/13 ...............    4,049,960
                                                                   -----------

             ELECTRICAL EQUIPMENT -- 1.6%
  3,833,000  Thomas & Betts Corp. 6.50% 01/15/06 ................    3,874,918
                                                                   -----------

             ENERGY SERVICES -- 2.9%
  3,000,000  Constellation Energy Group 4.55% 06/15/15 ..........    2,896,530
  4,088,000  Offshore Logistics, Inc. 6.125% 06/15/13 ...........    3,944,920
                                                                   -----------
                  ...............................................    6,841,450
                                                                   -----------

             EQUIPMENT RENTAL -- 1.3%
  3,220,000  Rent-A-Center, Inc. 7.50% 05/01/10 .................    3,220,000
                                                                   -----------

             FINANCE -- 2.6%
  1,195,000  CIT Group, Inc. 4.75% 12/15/10 .....................    1,208,812
  2,000,000  CIT Group, Inc. 5.00% 02/13/14 .....................    2,020,120
    150,000  Ford Motor Credit Corp. 7.60% 08/01/05 .............      150,336
  1,000,000  Ford Motor Credit Corp. 7.375% 10/28/09 ............      977,187
  2,000,000  General Motors NOVA Financial 6.85% 10/15/08 .......    1,885,222
                                                                   -----------
                  ...............................................    6,241,677
                                                                   -----------
             FINANCE - BROKERAGE SERVICES -- 0.6%
  1,500,000  Bear Stearns Co., Inc. 3.25% 03/25/09 ..............    1,445,627
                                                                   -----------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE     CORPORATE BONDS -- 61.3% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             FOOD RETAILING -- 3.2%
$ 4,144,000  Ingles Markets, Inc. 8.75% 12/01/11 ................  $ 4,211,340
  3,270,000  Pantry, Inc. 7.75% 02/15/14 ........................    3,335,400
                                                                   -----------
                  ...............................................    7,546,740
                                                                   -----------
             HEALTH CARE SERVICES -- 3.2%
  3,300,000  Humana, Inc. 6.30% 08/01/18 ........................    3,608,187
  3,899,000  Triad Hospitals, Inc. 7.00% 11/15/13 ...............    4,006,222
                                                                   -----------
                  ...............................................    7,614,409
                                                                   -----------
             HOTEL & GAMING -- 0.6%
    271,000  Hilton Hotels Corp. 7.20% 12/15/09 .................      297,069
  1,110,000  MGM Mirage, Inc. 6.75% 08/01/07 ....................    1,144,687
                                                                   -----------
                  ...............................................    1,441,756
                                                                   -----------
             INFORMATION SERVICES -- 1.0%
  2,000,000  Equifax, Inc. 6.90% 07/01/28 .......................    2,380,414
                                                                   -----------

             INSURANCE -- 1.6%
  1,746,000  CNA Financial Corp. 6.60% 12/15/08 .................    1,853,218
  2,010,000  CNA Financial Corp. 6.75% 11/15/06 .................    2,071,938
                                                                   -----------
                  ...............................................    3,925,156
                                                                   -----------

             INTEGRATED OIL & GAS -- 0.5%
  1,175,000  ConocoPhillips 7.125% 03/15/08 .....................    1,275,760
                                                                   -----------

             MANUFACTURED HOUSING -- 0.9%
  2,180,000  Champion Enterprises, Inc. 7.625% 05/15/09 .........    2,190,900
                                                                   -----------

             MEDICAL PRODUCTS & SERVICES -- 5.8%
  3,201,000  AmerisourceBergen Corp. 8.125% 09/01/08 ............    3,473,085
  3,305,000  Bausch & Lomb, Inc. 6.95% 11/15/07 .................    3,486,097
  3,912,000  IVAX Corp. 4.50% 05/15/08 CV .......................    3,902,220
  1,727,000  Omnicare, Inc. 6.125% 06/01/13 .....................    1,701,095
  1,332,000  Omnicare, Inc. 8.125% 03/15/11 .....................    1,405,260
                                                                   -----------
                  ...............................................   13,967,757
                                                                   -----------
             METAL FABRICATION -- 0.4%
  1,000,000  Alcoa, Inc. 6.00% 01/15/12 .........................    1,082,980
                                                                   -----------

             PHARMACEUTICALS -- 1.8%
  4,095,000  Caremark Rx, Inc. 7.375% 10/01/06 ..................    4,230,708
                                                                   -----------

             REAL ESTATE INVESTMENT TRUSTS -- 1.1%
  2,000,000  Health Care REIT, Inc. 6.00%, 11/15/13 .............    2,058,688
    604,000  Health Care REIT, Inc. 7.50% 08/15/07 ..............      637,776
                                                                   -----------
                  ...............................................    2,696,464
                                                                   -----------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE      CORPORATE BONDS -- 61.3% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             RESTAURANTS -- 1.9%
$ 3,500,000  Wendy's International, Inc. 6.20% 06/15/14 .........  $ 3,509,348
  1,000,000  Wendy's International, Inc. 7.00% 12/15/25 .........    1,011,907
                                                                   -----------
                  ...............................................    4,521,255
                                                                   -----------
             RETAIL INDUSTRY -- 2.7%
  3,500,000  J.C. Penney Co., Inc. 8.00% 03/01/10 ...............    3,850,000
    525,000  Rite Aid Corp. 144A 6.00% 12/15/05 .................      525,000
  2,158,000  Saks, Inc. 7.50% 12/01/10 ..........................    2,158,000
                                                                   -----------
                  ...............................................    6,533,000
                                                                   -----------
             SEMI CONDUCTOR EQUIPMENT -- 0.9%
  2,110,000  Photronics, Inc. 4.75% 12/15/06 CV .................    2,131,100
                                                                   -----------

             SPECIALTY CHEMICALS -- 0.8%
    112,000  Hercules, Inc. 6.60% 08/01/27 ......................      113,120
  1,695,000  Lubrizol Corp. 5.875% 12/01/08 .....................    1,765,653
                                                                   -----------
                  ...............................................    1,878,773
                                                                   -----------
             TELECOMMUNICATIONS SERVICES -- 9.1%
  1,893,000  AT&T Corp. 7.30% 11/15/11 ..........................    2,181,683
  1,462,000  AT&T Corp. 7.75% 03/01/07 ..........................    1,539,223
  1,000,000  BellSouth Corp. 6.875% 10/15/31 ....................    1,183,683
  3,338,000  Cincinnati Bell, Inc. 8.375% 01/15/14 ..............    3,421,450
  2,456,000  Comcast Corp. 5.30% 01/15/14 .......................    2,524,787
  3,157,000  GTE Northwest, Inc. 6.30% 06/01/10 .................    3,344,283
  2,857,000  Nextel Communications, Inc. 5.25% 01/15/10 CV ......    2,864,143
  1,200,000  Sprint Capital Corp. 6.875% 11/15/28 ...............    1,377,458
  1,664,000  TCI Communications, Inc. 7.80% 02/15/26 ............    2,078,241
  1,077,000  Verizon Florida, Inc. 6.125% 01/15/13 ..............    1,154,706
                                                                   -----------
                  ...............................................   21,669,657
                                                                   -----------
             TOYS -- 1.8%
  2,035,000  Hasbro, Inc. 6.15% 07/15/08 ........................    2,136,426
  2,000,000  Hasbro, Inc. 6.60% 07/15/28 ........................    2,156,536
                                                                   -----------
                  ...............................................    4,292,962
                                                                   -----------
             TRANSPORTATION -- 1.8%
  4,300,000  Southwest Airlines, Co. 5.25% 10/01/14 .............    4,324,652
                                                                   -----------

             UTILITIES -- 4.9%
  4,400,000  Black Hills Corp. 6.50% 05/15/13 ...................    4,691,430
  1,000,000  PSEG Power, Inc. 6.375% 05/01/08 ...................    1,053,979
    703,000  PSEG Power, Inc. 7.75% 04/15/11 ....................      810,501
  2,955,000  PSEG Power, Inc. 5.50% 12/01/15 ....................    3,075,020
  1,884,000  PSI Energy, Inc. 6.52% 03/15/09 ....................    2,013,811
                                                                   -----------
                  ...............................................   11,644,741
                                                                   -----------

             TOTAL CORPORATE BONDS (Cost $145,321,257) .......... $146,764,357
                                                                   -----------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE     U.S. GOVERNMENT BONDS -- 4.2%                            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 4.2%
$ 3,000,000  3.375% 02/15/08 ....................................  $ 2,978,202
  3,000,000  3.375% 10/15/09 ....................................    2,957,814
  2,000,000  4.00% 11/15/12 .....................................    2,022,422
  2,000,000  4.00% 02/15/15 .....................................    2,007,110
                                                                   -----------

             TOTAL U.S. GOVERNMENT BONDS (Cost $9,874,836).......  $ 9,965,548
                                                                   -----------

================================================================================
   SHARES    SHORT-TERM INVESTMENTS -- 6.1%                           VALUE
--------------------------------------------------------------------------------
  7,253,481  First American Government Obligation Fund - Class Y   $ 7,253,481
  7,253,481  First American Prime Obligation Fund - Class Y .....    7,253,481
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS (Cost $14,506,962).....  $14,506,962
                                                                   -----------

             TOTAL INVESTMENTS -- 99.1% (Cost $230,700,288)...... $237,227,567

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%.......    2,202,939
                                                                   -----------

             NET ASSETS -- 100.0%................................ $239,430,506
                                                                   ===========

PFD  Preferred Stock

ADR  American Depositary Receipt sponsored by a U.S. depositary bank.

CV   Convertible Security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Security has been deemed liquid pursuant to guidelines approved by the Board of Trustees

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005  (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 84.9%                                   VALUE
--------------------------------------------------------------------------------
             AEROSPACE/DEFENSE -- 3.2%
      1,225  General Dynamics Corp. .............................  $   134,187
                                                                   -----------

             AUTO & AUTO PARTS -- 3.7%
      6,205  TRW Automotive Holdings Corp. + ....................      152,084
                                                                   -----------

             COMPUTERS & PERIPHERALS -- 3.7%
      6,645  Hewlett-Packard Co. ................................      156,224
                                                                   -----------

             CONSUMER PRODUCTS -- 4.1%
        385  Black & Decker Corp. (The) .........................       34,592
      7,495  Mattel, Inc. .......................................      137,159
                                                                   -----------
                  ...............................................      171,751
                                                                   -----------
             ELECTRIC COMPONENTS - SEMI-CONDUCTORS -- 3.8%
      5,130  QLogic Corp. + .....................................      158,312
                                                                   -----------

             ENERGY -- 3.8%
      2,090  Noble Energy, Inc. .................................      158,108
                                                                   -----------

             FINANCIAL SERVICES -- 3.6%
      3,230  Webster Financial Corp. ............................      150,809
                                                                   -----------

             FOOD PRODUCTS -- 6.3%
      4,840  Cambell Soup Co. ...................................      148,927
      3,250  H.J. Heinz Co. .....................................      115,115
                                                                   -----------
                  ...............................................      264,042
                                                                   -----------
             FURNITURE MANUFACTURING -- 3.0%
      3,760  Ethan Allen Interiors, Inc. ........................      125,998
                                                                   -----------

             INSURANCE -- 3.5%
      7,940  UnumProvident Corp. ................................      145,461
                                                                   -----------

             INTEGRATED OIL & GAS -- 4.1%
      3,080  Chevron Corp. ......................................      172,234
                                                                   -----------

             MEDICAL PRODUCTS & SERVICES -- 3.5%
      3,885  Baxter International, Inc. .........................      144,134
                                                                   -----------

             PHARMACEUTICALS -- 3.6%
      5,425  Pfizer, Inc. .......................................      149,621
                                                                   -----------

             RESTAURANTS -- 4.7%
      3,745  Yum! Brands, Inc. ..................................      195,040
                                                                   -----------

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 84.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             RETAIL INDUSTRY-- 15.8%
      1,520  Best Buy Co., Inc. .................................  $   104,196
      4,345  BJ's Wholesale Club, Inc. + ........................      141,169
     29,080  Rite Aid Corp. + ...................................      121,554
      8,500  Saks, Inc. + .......................................      161,245
      4,045  Talbots, Inc. (The) ................................      131,341
                                                                   -----------
                  ...............................................      659,505
                                                                   -----------
             SPECIALTY CHEMICALS -- 4.5%
      4,440  Lubrizol Corp. (The) ...............................      186,524
                                                                   -----------

             TELECOMMUNICATIONS -- 0.2%
        274  Comcast Corp. + ....................................        8,403
                                                                   -----------

             TRANSPORTATION -- 4.1%
      3,990  CSX Corp. ..........................................      170,213
                                                                   -----------

             UTILITIES -- 5.7%
      2,955  FPL Group, Inc. ....................................      124,287
      2,470  Progress Energy, Inc. ..............................      111,743
                                                                   -----------
                  ...............................................      236,030
                                                                   -----------

             TOTAL COMMON STOCKS (Cost $3,112,796)...............  $ 3,538,680
                                                                   -----------

================================================================================
   SHARES    EXCHANGE TRADED FUNDS -- 6.6%                            VALUE
--------------------------------------------------------------------------------
      2,240  iShares S&P MidCap 400/BARRA Value Index Fund ......  $   149,453
      1,005  Midcap SPDR Trust Series 1 .........................      125,846
                                                                   -----------

             TOTAL EXCHANGE TRADED FUNDS (Cost $234,120).........  $   275,299
                                                                   -----------

================================================================================
   SHARES    SHORT-TERM INVESTMENTS -- 7.8%                           VALUE
--------------------------------------------------------------------------------
    163,406  First American Government Obligation Fund - Class Y   $   163,406
    163,405  First American Prime Obligation Fund - Class Y .....      163,405
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS (Cost $326,811)........  $   326,811
                                                                   -----------

             TOTAL INVESTMENTS -- 99.3% (Cost $3,673,727)........  $ 4,140,790

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%.......       29,290
                                                                   -----------

             NET ASSETS -- 100.0%................................  $ 4,170,080
                                                                   ===========

+ Non-income producing security.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (UNAUDITED)
================================================================================

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund", and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company.

Berwyn Fund's primary investment objective is to achieve long-term appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Fund's advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the advisor believes do not reflect market value, are valued at fair value as determined in good faith by the advisor under the supervision of the Board of Trustees.

SHARE VALUATION: The net asset value of each fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Funds is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the six months ended June 30, 2005, proceeds from redemption fees totaled $182,870, $23,856 and $297, respectively, for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2005 (UNAUDITED)
================================================================================
Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

The tax character of dividends paid during the periods ended June 30, 2005 and December 31, 2004 was as follows:

                              -------------------------------------------------------
                                 PERIODS     ORDINARY    LONG-TERM         TOTAL
                                  ENDED       INCOME    CAPITAL GAINS  DISTRIBUTIONS
-------------------------------------------------------------------------------------
Berwyn Fund                     6/30/2005   $       --   $       --     $       --
       ......................  12/31/2004   $       --   $5,622,985     $5,622,985
-------------------------------------------------------------------------------------
Berwyn Income Fund              6/30/2005   $4,865,431   $       --     $4,865,431
       ......................  12/31/2004   $7,720,514   $       --     $7,720,514
-------------------------------------------------------------------------------------
Berwyn Cornerstone Fund .....   6/30/2005   $       --   $       --     $       --
       ......................  12/31/2004   $       --   $   16,305     $   16,305
-------------------------------------------------------------------------------------

COMMON EXPENSES: Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability of each fund.

USE OF ESTIMATES: The preparation of financial statements in comformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2005 (UNAUDITED)
================================================================================
The tax character of distributable earnings at June 30, 2005 was as follows:

                                                                          BERWYN           BERWYN
                                                         BERWYN           INCOME        CORNERSTONE
                                                          FUND             FUND             FUND
                                                     -------------    -------------    -------------
Cost of Portfolio Invesments .....................   $  67,378,153    $ 230,706,022    $   3,673,893
                                                     =============    =============    =============
Gross Unrealized Appreciation ....................   $  22,356,907    $   9,208,875    $     524,673
Gross Unrealized Depreciation ....................      (2,348,271)      (2,687,330)         (57,776)
                                                     -------------    -------------    -------------
Net Unrealized Appreciation on Investments .......      20,008,636        6,521,545          466,897
Accumulated Ordinary Income (Loss) ...............         (32,581)         138,140           (6,400)
Undistributed Long-Term Gains ....................          38,783             --                143
Capital Loss Carryforwards .......................            --        (10,126,328)            --
Net Realized Gains ...............................      10,438,645        2,669,263           37,565
                                                     -------------    -------------    -------------
Total Distributable Earnings (Accumulated Deficit)   $  30,453,483    $    (797,380)   $     498,205
                                                     =============    =============    =============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Berwyn Income Fund and Berwyn Cornerstone Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2004, Berwyn Income Fund had a capital loss carryforward of $10,126,328, of which $3,478,596 expires December 31, 2008 and $6,647,732 expires December 31, 2009. The capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2005:

                                                                          BERWYN           BERWYN
                                                         BERWYN           INCOME        CORNERSTONE
                                                          FUND             FUND             FUND
                                                     -------------    -------------    -------------
Purchases of investment securities ...............   $   5,825,268    $  79,290,975    $   1,753,032
                                                     =============    =============    =============
Proceeds from sales and maturities
  of investment securities .......................   $  20,895,980    $  56,854,997    $     208,130
                                                     =============    =============    =============

4. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of a Contract for Investment Advisory Agreement Services (each an "Advisory Agreement", collectively the "Advisory Agreements). Under the Advisory Agreement,

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2005 (UNAUDITED)
================================================================================
Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to the Berwyn Cornerstone Fund, for the six months ended June 30, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse certain expenses of the Fund so that the Fund may maintain an expense ratio of 2% or less. For the six months ended June 30, 2005, the Advisor waived its entire investment advisory fee of $16,182 and reimbursed other Fund expenses totaling $20,160.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor do not receive compensation.

The Advisor and the officers of the Advisor, together with their families, owned 385,982 shares, 178,490 shares and 67,940 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2005.

During the six months ended June 30, 2005, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $45,706, $97,401 and $9,236, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Investment Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Funds' costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the current period and the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (CONTINUED) (UNAUDITED)
================================================================================

                                                      BEGINNING           ENDING
                                                     ACCOUNT VALUE     ACCOUNT VALUE    EXPENSES PAID
                                                    JANUARY 1, 2005    JUNE 30, 2005    DURING PERIOD*
                                                    ---------------   ---------------   ---------------
BERWYN FUND
Based on Actual Fund Return .....................   $      1,000.00   $      1,026.90   $          6.08
Based on Hypothetical 5% Return (before expenses)   $      1,000.00   $      1,018.79   $          6.06

BERWYN INCOME FUND
Based on Actual Fund Return .....................   $      1,000.00   $      1,003.50   $          3.28
Based on Hypothetical 5% Return (before expenses)   $      1,000.00   $      1,021.52   $          3.31

BERWYN CORNERSTONE FUND
Based on Actual Fund Return .....................   $      1,000.00   $      1,040.90   $         10.07
Based on Hypothetical 5% Return (before expenses)   $      1,000.00   $      1,014.93   $          9.94

* Expenses are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Berwyn Fund                1.21%
                            Berwyn Income Fund         0.66%
                            Berwyn Cornerstone Fund    1.99%

THE BERWYN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund's Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on January 13, 2005, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interest of each Fund and its shareholders. The Trustees reviewed
(1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor's revenues and costs of providing services to each Fund; and (4) information about the Advisor's personnel. The Trustees considered various factors, among them (1) the nature, extent and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor's profitability with respect to each Fund; (3) each Fund's investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor's investment and operational personnel.

The Trustees considered short-term and long-term investment performance of the Funds in their deliberations. The Trustees considered each Fund's historical performance over various periods ended December 31, 2004, performance comparisons to similarly managed mutual funds and the Advisor's procedures for selecting brokers, including its use of an affiliated broker to execute portfolio transactions of the Funds. Based upon their review, the Trustees found that over both short- and long-term periods, the investment performance of each Fund has been acceptable.

The Trustees reviewed the Advisor's analysis of its profitability from the Advisory Agreements for 2003 and 2004, the Advisor's audited financial statements for the year ended August 31, 2004 and its unaudited financial statements for the period ended December 31, 2004. The Trustees concluded that the Advisor possessed the fundamental resources necessary to serve as advisor to the Funds and, based upon their review of the financial statements provided by the Advisor, that the firm was sufficiently capitalized to remain economically viable to serve as advisor.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fee rates paid by the Funds under the Advisory Agreements and compared such fees to the advisory fees of similar mutual funds. The Trustees also compared the total operating expense ratio of each Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Advisor. In evaluating each Fund's advisory fees, the Trustees took into account the quality of the investment management of each Fund as well as certain changes in the management of the Funds going forward, as the Advisor intends to manage the Funds through its Investment Committee rather than by individual portfolio managers. While the individual portfolio managers are members of the Investment Committee, the Advisor intends that the Committee as a whole will set investment policy and make decisions on portfolio transactions. The Trustees noted that the advisory fees for the Berwyn Fund and the Berwyn Cornerstone Fund are at the annual rate of 1.00% of average daily net assets, and the advisory fee for the Berwyn Income Fund is at the annual rate of 0.50% of average daily net assets.

The Trustees concluded that, based upon the investment strategies and the long-term performance of the Funds, the advisory fees to be paid by each Fund are reasonable. The Trustees also noted that the Advisory Agreements require the Advisor to reduce its fees as necessary to maintain the annual operating expenses of each Fund at 2.00% of average daily net assets, or 1.50% of average net assets once such assets exceed $100 million; as a result, Fund shareholders may recognize some benefit from the Advisor's fee waivers until the Fund grows larger.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the performance of the Funds has benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are reasonable and the total expenses of the Funds are reasonable; and (4) the continuation of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

ITEM 2. CODE OF ETHICS.

Not required

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto




Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds
             ---------------------------------------------------------



By (Signature and Title)*    /s/ Robert E. Killen
                           -------------------------------------------

                           Robert E. Killen, President


Date         August 26, 2005
      --------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*    /s/ Robert E. Killen
                           -------------------------------------------

                           Robert E. Killen, President


Date         August 26, 2005
      --------------------------------




By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------

                           Mark J. Seger, Treasurer


Date         August 26, 2005
      --------------------------------



* Print the name and title of each signing officer under his or her signature.